UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 30, 2005
(Date of Report, date of earliest event reported)

Stage Stores, Inc.
(Exact name of registrant as specified in its charter)

1-14035
(Commission File Number)

NEVADA (State or other jurisdiction of incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of principal executive offices)	77025 (Zip Code)

(713) 667-5601
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o      Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o      Pre-commencement communications pursuant to Rule 14d-12 under the Exchange Act (17 CFR 240.14d-2(b))

o      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

At its March 30, 2005 meeting, the Compensation Committee (the "Committee") of the Board of Directors of Stage Stores, Inc. (the "Company") took the following actions:

Equity Incentive Awards.  The Committee awarded an aggregate of 27,962 Performance Shares and an aggregate of 80,039 Stock Options (collectively, "Equity Incentive Awards") to fourteen senior executives based on total compensation and the resulting award value assigned for each executive.  The Equity Incentive Awards were made pursuant to the Stage Stores, Inc. Amended and Restated 2001 Equity Incentive Plan as approved by the Company's shareholders at the 2004 Annual Meeting.  The Committee determined that the Equity Incentive Awards would be divided equally in value for each executive between Performance Shares and Stock Options.

The Performance Shares have a three year Performance Cycle commencing on January 30, 2005 and ending on February 2, 2008.  The payout of the Performance Shares is contingent upon the relative performance of the value of the Company's common stock versus a designated comparator group over that three-year period.  Performance Shares earned for a given performance period will only be issued to a participant following the Committee's review and certification of the actual performance results for the applicable performance period.  A copy of the form of the Company's Performance Based Share Agreement is attached as Exhibit 10.1 and is incorporated herein by reference.

The Stock Options will cliff vest on March 30, 2008, the third anniversary date of the grant, and have a seven year term.  The Stock Options have an exercise price of $38.27, which is the closing price of the Company's common stock on March 30, 2005, the date of grant.  Notwithstanding, the grant provides for specific vesting and exercise provisions in the event of an executive' s retirement, permanent disability or death prior to the expiration of the three-year vesting period.  A copy of the form of the Company's Nonstatutory Stock Option Agreement is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

            (c)  Exhibits.

10.1     Form of Performance Based Share Agreement

10.2     Form of Nonstatutory Stock Option Agreement

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                STAGE STORES, INC.

 April 1, 2005                                                                           /s/ Michael E. McCreery
       (Date)                                                                                 Michael E. McCreery
                                                                                                  Executive Vice President and
                                                                                                  Chief Financial Officer